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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                 --------------


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934




DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)    MAY 25, 1998
                                                    ----------------------------



                           ARBOR SOFTWARE CORPORATION
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              (EXACT NAME OF REGISTRATION AS SPECIFIED IN CHARTER)


          DELAWARE                  000-26934                 77-0277772
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(STATE OR OTHER JURISDICTION       (COMMISSION              (IRS EMPLOYER
      OF INCORPORATION             FILE NUMBER)           IDENTIFICATION NO.)


1344 CROSSMAN AVENUE, SUNNYVALE, CALIFORNIA                        94089
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 (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                        (ZIP CODE)


REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE  (408) 744-9500
                                                    ----------------------------


                                 NOT APPLICABLE
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          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)








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ITEM 5. OTHER EVENTS

               On May 25, 1998, the Registrant, Hyperion Software Corporation ("Hyperion") and HSC Merger Corp. entered into an Agreement and Plan of Merger. The merger contemplated therein will be effected by the issuance of 0.95 shares of the Registrant's common stock for each share of Hyperion common stock. Concurrent with the exchange, the continuing company will be renamed Hyperion Solutions Corporation. The merger is subject to a number of customary closing conditions, including antitrust approval and approval by the stockholders of the Registrant and Hyperion. A copy of the Agreement and Plan of Merger is attached to this Form 8-K as Exhibit 2.1.



ITEM 7. EXHIBITS

(c)     EXHIBITS:

        Exhibit
        Number
        ------

          2.1 Agreement and Plan of Merger dated May 25, 1998, by and among Registrant, Merger Sub and Hyperion.

          99.1      Text of Press Release dated May 26, 1998.

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                                   SIGNATURES



               Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                Arbor Software Corporation
                                (Registrant)



Date:  May 28, 1998             By:     /s/ STEPHEN V. IMBLER
                                     -----------------------------------------
                                     Stephen V. Imbler
                                     Senior Vice President and Chief Financial
                                     Officer (Duly Authorized Officer and
                                     Principal Financial Officer)


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                           ARBOR SOFTWARE CORPORATION

                                  EXHIBIT INDEX

Exhibit
Number
------

2.1 Agreement and Plan of Merger dated May 25, 1998, by and among Registrant, Merger Sub and Hyperion.

99.1         Text of Press Release dated May 26, 1998.




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